EXHIBIT 32


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Joao Prata dos Santos, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Bio-Stuff for the quarter ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Sierra Resource Group, Inc.


May 13, 2009


                                            By: /s/ JOAO PRATA DOS SANTOS
                                                ___________________________
                                                    Joao Prata dos Santos
                                                    President and
                                                    Chief Executive Officer




     I, Joao Prata dos Santos, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Bio-Stuff for the quarter ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Sierra Resource Group, Inc.


May 14, 2009


                                            By: /s/ JOAO PRATA DOS SANTOS
                                                ___________________________
                                                    Joao Prata dos Santos
                                                    Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to Bio-Stuff and will be retained by Bio-Stuff and furnished to the Securities and Exchange Commission or its staff upon request.